UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2005

Wyndham International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9320	94-2878485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1950 Stemmons Freeway, Suite 6001

Dallas, Texas 75207

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:

(214) 863-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2005, Wyndham International, Inc. issued a press release announcing its consolidated financial results for the second quarter ended June 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits

99.1     Press Release dated July 29, 2005.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By:	/S/ TIMOTHY L. FIELDING
Timothy L. Fielding, Executive Vice President and Chief Accounting Officer

Date: July 29, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated July 29, 2005.

*	Filed herewith.